UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 2, 2008

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in Its Charter)

UTAH

(State or Other Jurisdiction of Incorporation)

001-12307	87-0227400
(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 15TH FLOOR, SALT LAKE CITY, UTAH	84111
(Address of Principal Executive Offices)	(Zip Code)

801-524-4787

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 3.03	Material Modification to Rights of Security Holders

Upon issuance of the Series C Preferred Stock (defined in Item 5.03 below) on July 8, 2008, the ability of Zions Bancorporation (the “Registrant”) to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock will be subject to certain restrictions in the event that the Registrant fails to pay dividends on its Series C Preferred Stock. These restrictions are set forth in the Articles of Amendment establishing the terms of the Series C Preferred Stock, a copy of which is listed as Exhibits 3.1 and 4.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 7, 2008, the Registrant filed Articles of Amendment to its Restated Articles of Incorporation with the Utah Division of Corporations and Commercial Code, setting forth the terms of its 9.50% Series C Non-Cumulative Perpetual Preferred Stock, liquidation preference $1,000 per share (the “Series C Preferred Stock”). A copy of the Articles of Amendment relating to the Series C Preferred Stock is listed as Exhibits 3.1 and 4.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

Additional exhibits are filed herewith in connection with the offering, issuance and sale of Depositary Shares under the Registrant’s Registration Statement on Form S-3 (No. 333-132868).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Distribution Agreement dated June 25, 2008 between the Registrant and Zions Direct, Inc.

3.1, 4.1	Articles of Amendment of Zions Bancorporation with respect to the 9.50% Series C Non-Cumulative Perpetual Preferred Stock, dated July 7, 2008.

4.2	Form of certificate representing the 9.50% Series C Non-Cumulative Perpetual Preferred Stock.

4.3	Form of Deposit Agreement between Zions Bancorporation, Zions First National Bank and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Callister Nebeker & McCullough, a Professional Corporation.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Callister Nebeker & McCullough, a Professional Corporation (included in Exhibit 5.2).

99.1	Information relating to Item 14 of the Registration Statement.

99.2	Auction Agent Agreement dated June 25, 2008 between the Registrant and Zions Direct, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION.

Date: July 8, 2008	By:	/s/ Thomas E. Laursen
	Name:	Thomas E. Laursen
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1	Distribution Agreement dated June 25, 2008 between the Registrant and Zions Direct, Inc.

3.1, 4.1	Articles of Amendment of Zions Bancorporation with respect to the 9.50% Series C Non-Cumulative Perpetual Preferred Stock, dated July 7, 2008.

4.2	Form of certificate representing the 9.50% Series C Non-Cumulative Perpetual Preferred Stock.

4.3	Form of Deposit Agreement between Zions Bancorporation, Zions First National Bank and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Callister Nebeker & McCullough, a Professional Corporation.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Callister Nebeker & McCullough, a Professional Corporation (included in Exhibit 5.2).

99.1	Information relating to Item 14 of the Registration Statement.

99.2	Auction Agent Agreement dated June 25, 2008 between the Registrant and Zions Direct, Inc.